Exhibit B-2(c)

                                                   EXECUTION COPY

                          $150,000,000

                     Entergy Louisiana, Inc.

                      First Mortgage Bonds,
                  8 1/2% Series due June 1, 2003


                     UNDERWRITING AGREEMENT

                                                     May 18, 2000


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

     The   undersigned,  Entergy  Louisiana,  Inc.,  a  Louisiana
corporation (the "Company"), proposes to issue and sell to you, as Underwriter, an aggregate of $150,000,000 principal amount of the Company's First Mortgage Bonds, 8 1/2% Series due June 1, 2003, as follows:

     SECTION 1. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to you, and you shall purchase from the Company, at the time and place herein specified, the Bonds at 99.433% of the principal amount thereof.

     SECTION 2. Description of Bonds. The Bonds shall be issued under and pursuant to the Company's Mortgage and Deed of Trust, dated as of April 1, 1944, with The Bank of New York (successor to Harris Trust Company of New York), as Corporate Trustee, and Stephen J. Giurlando (successor to Mark F. McLaughlin), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the Fifty-fifth Supplemental Indenture, dated as of May 15, 2000 (the "Supplemental Indenture"). Said Mortgage and Deed of Trust as so amended and supplemented is hereinafter referred to as the "Mortgage." The Bonds and the Supplemental Indenture shall have the terms and provisions described in the Prospectus (as defined herein), provided that subsequent to the date hereof and prior to the Closing Date (as defined herein) the form of the Supplemental Indenture may be amended by mutual agreement between the Company and you.

     SECTION  3.  Representations and Warranties of the  Company.
The Company represents and warrants to you, and covenants and agrees with you, that:

          (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Louisiana and has the necessary corporate power and authority to conduct the business that it is described in the Prospectus as conducting and to own and operate the properties owned and operated by it in such business.

          (b)   The  Company  has filed with the  Securities  and
     Exchange   Commission  (the  "Commission")  a   registration
     statement  on  Form  S-3  (File  No.  33-50937)  (the  "1993
     Registration    Statement")   for   the   registration    of
     $210,000,000 aggregate par value and/or aggregate principal amount of the Company's preferred stock and/or the Company's first mortgage bonds under the Securities Act of 1933 (the "Securities Act") and the 1993 Registration Statement has
     become   effective.   The  Company  also  filed   with   the
     Commission  a registration statement on Form S-3  (File  No.
     333-93683) (the "1999 Registration Statement") for the registration of $500,000,000 aggregate offering price of the Company's securities (including $64,000,000 of the Company's
     first   mortgage  bonds  carried  forward  from   the   1993
     Registration Statement), including the Bonds, under the Securities Act (all of which securities remain unsold), and
     the  1999 Registration Statement has become effective.   The
     Company qualifies for use of Form S-3 for the registration of the Bonds and the Bonds are registered under the Securities Act. The combined prospectus forming a part of the 1999 Registration Statement pursuant to Rule 429 under the Securities Act, at the time the 1999 Registration Statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Underwriting Agreement) became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that (i) the Basic Prospectus shall have been
     amended,   revised  or  supplemented  (but   excluding   any
     amendments, revisions or supplements to the Basic Prospectus relating solely to securities other than the Bonds) prior to or as of the time of effectiveness of the Underwriting Agreement, including without limitation by any preliminary prospectus supplement relating to the Bonds, or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the
     "Exchange   Act")  after  the  time  the  1999  Registration
     Statement  became  effective  and  prior  to  the  time   of
     effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to securities other than the Bonds), which documents are
     deemed  to  be  incorporated  by  reference  in  the   Basic
     Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. The 1993 Registration Statement and the 1999 Registration Statement each in the form in which it became effective and as it may have been amended by all amendments thereto as of the time of effectiveness of this Underwriting Agreement (including, for these purposes, as an amendment any document incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Bonds by a prospectus supplement (a "Prospectus Supplement") to be filed with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"), are hereinafter referred to as the "Registration Statements" and the "Prospectus," respectively.

          (c) (i) After the time of effectiveness of this Underwriting Agreement and during the time specified in
     Section 6(d), the Company will not file any amendment to the Registration Statements or any supplement to the Prospectus (except any amendment or supplement relating solely to securities other than the Bonds), and (ii) between the time of effectiveness of this Underwriting Agreement and the Closing Date, the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to you and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriter"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the time of effectiveness of this Underwriting Agreement and incorporated or deemed to be incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to securities other than the Bonds) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

          (d) The Registration Statements, at the Effective Date (as defined below) and the Mortgage, at such time, fully complied, and the Prospectus, when delivered to you for your use in making confirmations of sales of the Bonds and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. With respect to either of the Registration
     Statements, on the later of (i) the date such Registration Statement (or the most recent post-effective amendment thereto, but excluding any post-effective amendment relating solely to securities other than the Bonds) was declared effective by the Commission under the Securities Act and
     (ii) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the
     Exchange Act (such date is hereinafter referred to as the "Effective Date"), such Registration Statement did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is delivered to you for your use in making confirmations of sales of the Bonds and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, on said dates and at such times, the documents then incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this paragraph (d) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by you or on your behalf specifically for use in connection with the preparation of the Registration Statements or the Prospectus, as they may be then amended or supplemented, or to any statements in or omissions from the statements of eligibility of the Trustees on Form T-1 and Form T-2, as they may then be amended, under the Trust Indenture Act filed as exhibits to the Registration Statements (the "Statements of Eligibility").

          (e) The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Mortgage or any indenture or other agreement or instrument to which the Company is now a party.

          (f) Except as set forth or contemplated in the Prospectus, as it may be then amended or supplemented, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted, without any known conflicts with the rights of others which could have a material adverse effect on the Company.

     SECTION 4. Offering. The Company is advised by you that you propose to make a public offering of the Bonds as soon after the effectiveness of this Underwriting Agreement as in your judgment is advisable. The Company is further advised by you that the Bonds will be offered to the public at the initial public offering price specified in the Prospectus Supplement plus accrued interest thereon, if any, from the Closing Date.

     SECTION 5. Time and Place of Closing; Delivery of the Bonds. Delivery of the Bonds and payment of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on May 23, 2000, or at such other time on the same or such other day as shall be agreed upon by the Company and you. The hour and date of such delivery and payment are herein called the "Closing Date."

     The Bonds shall be delivered to you in book-entry only form through the facilities of The Depository Trust Company in New
York, New York. The certificate for the Bonds shall be in the form of one typewritten global bond in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Bonds available to you for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between you and the Company, or at such other time and/or date as may be agreed upon between you and the Company.

     SECTION 6. Covenants of the Company. The Company covenants and agrees with you that:

          (a) Not later than the Closing Date, the Company will deliver to you a conformed copy of each Registration Statement in the form that it or the most recent post-effective amendment thereto became effective, certified by an officer of the Company to be in such form.

          (b) The Company will deliver to you as many copies of the Prospectus (and any amendments or supplements thereto) as you may reasonably request.

          (c) The Company will cause the Prospectus to be filed with the Commission pursuant to and in compliance with Rule 424(b) and will advise you promptly of the issuance of any stop order under the Securities Act with respect to either of the Registration Statements or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time as you are required by law to deliver a prospectus after this Underwriting Agreement has become effective, if any event relating to or affecting the Company, or of which the Company shall be advised by you in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Bonds, the Company will amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to you a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus, or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus, so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to your activities (in which case you shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(d) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by you thereafter.

          (e) The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (f) At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required by, and will otherwise cooperate in qualifying the Bonds for offer and sale under, the blue sky laws of such jurisdictions as you may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

          (g) The Company will, except as herein provided, pay all fees, expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing of the Registration Statements and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of the Supplemental Indenture, (iii) legal counsel relating to the qualification of the Bonds under the blue sky laws of various jurisdictions in an amount not to exceed $3,500, (iv) the printing and delivery to you of reasonable quantities of copies of the Registration Statements, the preliminary (and any supplemental) blue sky survey, any preliminary prospectus supplement relating to the Bonds and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section 6, (v) the rating of the Bonds by one or more nationally recognized statistical rating agencies and
     (vi) filings or other notices (if any) with or to, as the case may be, the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering. Except as provided above, the Company shall not be required to pay any of your expenses, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 11 hereof, the Company will reimburse you for (A) the reasonable fees and expenses of Counsel for the Underwriter, whose fees and expenses you agree to pay in any other event, and (B) reasonable out-of-pocket expenses in an aggregate amount not exceeding $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to you for damages on account of loss of anticipated profits.

          (h) The Company will not sell any additional First Mortgage Bonds without your consent until the earlier to occur of (i) the Closing Date and (ii) the date of the termination of the fixed price offering restrictions applicable to you. You agree to notify the Company of such termination if it occurs prior to the Closing Date.

          (i) As soon as practicable after the Closing Date, the Company will make all recordings, registrations and filings necessary to perfect and preserve the lien of the Mortgage and the rights under the Supplemental Indenture, and the Company will use its best efforts to cause to be furnished to you a supplemental opinion of counsel for the Company, addressed to you, stating that all such recordings, registrations and filings have been made.

     SECTION 7. Conditions of Underwriter's Obligations. Your obligations to purchase and pay for the Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and you.

          (b) No stop order suspending the effectiveness of either of the Registration Statements shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to your knowledge or the knowledge of the Company, threatened by, the Commission on the Closing Date; and you shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

          (c) At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, an order of the Commission under the Public Utility Holding Company Act of 1935 (the "Holding Company Act") authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.

          (d) At the Closing Date, you shall have received from Denise C. Redmann, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc. and Thelen Reid & Priest LLP opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A and B hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and you with the approval of Counsel for the Underwriter, and (ii) if the Prospectus shall be supplemented after being furnished to you for use in offering the Bonds, with changes therein to reflect such supplementation.

          (e) At the Closing Date, you shall have received from Counsel for the Underwriter an opinion, dated the Closing Date, substantially in the form set forth in Exhibit C hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

          (f) On or prior to the date this Underwriting Agreement became effective, you shall have received from PricewaterhouseCoopers LLP, the Company's independent certified public accountants (the "Accountants"), a letter dated the date hereof and addressed to you to the effect that (i) they are independent certified public accountants with respect to the Company within the meaning of the
     Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the
     Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, and the stockholder of the Company, since December 31, 1999 to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for your purposes), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five days prior to the date of the letter, there was any change in the capital stock of the Company, increase in long-term debt of the Company, or decrease in its net assets or shareholders' equity, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the amortization of premium or discount on long-term debt, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes, increases or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and
     (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Prospectus, and (y) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified in Exhibit D hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

          (g) At the Closing Date, you shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that (i) the representations and warranties of the Company contained herein are true and correct, (ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.

          (h) At the Closing Date, you shall have received duly executed counterparts of the Supplemental Indenture.

          (i) At the Closing Date, you shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.

          (j) Between the date hereof and the Closing Date, no default (or an event which, with the giving of notice or the passage of time or both, would constitute a default) under the Mortgage shall have occurred.

          (k) Prior to the Closing Date, you shall have received from the Company evidence reasonably satisfactory to it that the Bonds have received ratings of Baa2 or better from Moody's Investors Service, Inc. and BBB or better from Standard & Poor's Ratings Services.

          (l) Between the date hereof and the Closing Date, neither Moody's Investors Service, Inc. nor Standard & Poor's Ratings Services shall have lowered its rating of any of the Company's outstanding First Mortgage Bonds in any respect.

          (m) Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company, which, in your reasonable opinion, materially impairs the investment quality of the Bonds.

          (n) All legal matters in connection with the issuance and sale of the Bonds shall be satisfactory in form and substance to Counsel for the Underwriter.

          (o) The Company shall furnish you with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

     If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by you upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION  8.   Conditions  of  Company's  Obligations.    The
obligations of the Company hereunder shall be subject to the following conditions:

          (a) No stop order suspending the effectiveness of either of the Registration Statements shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

          (b) At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds an order of the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.

     In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to you. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION 9.  Indemnification.

          (a) The Company shall indemnify, defend and hold harmless you and each person who controls you within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which you or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse you and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statements, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424(b)), or in the Prospectus, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by you specifically for use in connection with the preparation of the Registration Statements, the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424(b)) or the Prospectus or any amendment or supplement to any thereof or arising out of, or based upon, statements in or omissions from the Statements of Eligibility; and provided further, that the indemnity agreement contained in this subsection shall not inure to your benefit or to the benefit of any person controlling you on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Bonds to any person in respect of the Basic Prospectus or the Prospectus as supplemented or amended, furnished by you to a person to whom any of the Bonds were sold (excluding in both cases, however, any document then incorporated or deemed to be incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in the Basic Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto, furnished on a timely basis by the Company to you pursuant to Section 6(d) hereof, unless a copy of the Prospectus (in the case of such a statement or omission made in the Basic Prospectus) or such amendment or supplement (in the case of such a statement or omission made in the Prospectus) (excluding, however, any amendment or supplement to the Basic Prospectus relating to any securities other than the Bonds and any document then incorporated or deemed to be incorporated by reference in the Prospectus or such amendment or supplement) is furnished by you to such person
     (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation (if it is made available to you prior to settlement of such sale).

          (b) You shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statements, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424(b)), or in the Prospectus, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by you specifically for use in connection with the preparation of the Registration Statements, the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424(b)) or the Prospectus, or any amendment or supplement thereto.

          (c) In case any action shall be brought, based upon the Registration Statements, the Basic Prospectus or the Prospectus (including amendments or supplements thereto), against any party in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or
     (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment)). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (d) If the indemnification provided for under subsections (a), (b) or (c) of this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and you from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by you, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of you on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by you and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), you shall not be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by you and distributed to the public were offered to the public exceeds the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     SECTION 10. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by you or on your behalf or by or on behalf of the Company or its directors or officers, or any of the other persons referred to in Section 9 hereof and (ii) acceptance of and payment for the Bonds, and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

     SECTION 11. Termination. This Underwriting Agreement shall be subject to termination by written notice from you to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date, (i) trading generally shall have been suspended on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in your judgment, is material and adverse, and (b) in the case of any of the events specified in clauses (a)(i) through
(iv), such event singly or together with any other such event makes it, in your reasonable judgment, impracticable to market the Bonds. This Underwriting Agreement shall also be subject to termination, upon notice by you as provided above, if, in your judgment, the subject matter of any amendment or supplement
(prepared by the Company) to the Prospectus (except for information relating solely to the manner of public offering of the Bonds or to your activity or to the terms of any series of securities other than the Bonds) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof, pursuant to this Section 11, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION  12.  Miscellaneous.  THE RIGHTS AND DUTIES  OF  THE
PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement shall become effective when a fully executed copy thereof is delivered to you by the Company. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Company, you and, with respect to the provisions of Section 9, each director, officer and other persons referred to in Section 9, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Bonds from you.

     SECTION 13. Notices. All communications hereunder shall be in writing and, if to you, shall be mailed or delivered to you at the address set forth at the beginning of this Underwriting Agreement to the attention of Peter Cooper or, if to the Company, shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer, or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention:
Treasurer.


                              Very truly yours,

                              Entergy Louisiana, Inc.


                              By:

                                 Name:
                                 Title:
 .

Accepted as of the date first above written.


Morgan Stanley  & Co. Incorporated


By:
   Name:
   Title:

                                                        EXHIBIT A






             [Letterhead of Entergy Services, Inc.]



                                                     May __, 2000



Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036


Ladies and Gentlemen:

     I, together with Thelen Reid & Priest LLP, of New York, New York, have acted as counsel for Entergy Louisiana, Inc., a Louisiana corporation (the "Company"), in connection with the issuance and sale to you pursuant to the Underwriting Agreement, effective May 18, 2000 (the "Underwriting Agreement"), between the Company and you, of $150,000,000 aggregate principal amount of its First Mortgage Bonds, 8 1/2% Series due June 1, 2003 (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of April 1, 1944, with The Bank of New York
(successor  to  Harris Trust Company of New York),  as  Corporate
Trustee (the "Corporate Trustee"), and Stephen J. Giurlando (successor to Mark F. McLaughlin), as Co-Trustee, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the Fifty-fifth Supplemental Indenture, dated as of May 15, 2000 (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In my capacity as such counsel, I have either participated in the preparation of or have examined and am familiar with: (a) the Company's Amended and Restated Articles of Incorporation and the Company's By-laws, as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statements and the Prospectus; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture and the Underwriting Agreement; and (f) the proceedings before and the order entered by the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by the Company. I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this opinion. I have not examined the Bonds, except a specimen thereof, and I have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

     In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the legal capacity of natural persons, the conformity with the originals of all documents submitted to me as copies and the authenticity of the originals of such latter documents. In making my examination of documents and instruments executed or to be executed by persons other than the Company, I have assumed that each such other person had the requisite power and authority to enter into and perform fully its obligations thereunder, the due authorization by each such other person for the execution, delivery and performance thereof by such person, and the due execution and delivery by or on behalf of such person of each such document and instrument. In the case of any such other person that is not a natural person, I have also assumed, insofar as it is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person's obligations under any such document or instrument. I have further assumed that each document, instrument, agreement, record and certificate reviewed by me for purposes of rendering the opinions expressed below has not been amended by oral agreement, conduct or course of dealing of the parties thereto, although I have no knowledge of any facts or circumstances that could give rise to such amendment.

     As to questions of fact material to the opinions expressed herein, I have relied upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement and the Mortgage and certificates delivered at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein.

     Whenever my opinions herein with respect to the existence or absence of facts are stated to be to my knowledge or awareness, I intend to signify that no information has come to my attention or the attention of any other attorneys acting for or on behalf of the Company or any of its affiliates that have participated in the negotiation of the transactions contemplated by the Underwriting Agreement and the Mortgage, in the preparation of the Registration Statements and the Prospectus or in the preparation of this opinion letter that would give me, or them, actual knowledge that would contradict such opinions. However, except to the extent necessary in order to give the opinions hereinafter expressed, neither I nor they have undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to knowledge of the existence or absence of such facts (except to the extent necessary in order to give the opinions hereinafter expressed) should be assumed.

     In rendering the opinion set forth in paragraph (2) below, I have relied upon reports and/or opinions by counsel who historically acted on behalf of the Company in real estate transactions and transactions involving the Mortgage and in whom I have confidence, title reports prepared in connection with the procurement of title insurance policies on certain property of the Company, and information from officers of the Company responsible for the acquisition of real property and maintenance of records with respect thereto, which I believe to be satisfactory in form and scope and which I have no reason to believe are inaccurate in any material respect. I have not, for purposes of rendering such opinion, conducted an independent examination or investigation of official title records (or abstracts thereof) with respect to property (i) acquired by the Company prior to the date of the most recent report and/or opinions of counsel, (ii) as to which title insurance has been obtained or (iii) the aggregate purchase price of which was not material.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that:

               (1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Louisiana, has due corporate power and authority to conduct the business that it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business and is duly qualified to conduct such business in the State of Louisiana.

               (2) The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Mortgage (except properties released under the terms of the Mortgage), subject only to Excepted Encumbrances as defined in the Mortgage and to minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company. The description of such properties set forth in the Mortgage is adequate to constitute the Mortgage as a lien thereon; and subject to paragraph (3) hereof, the Mortgage, subject only to such minor defects and Excepted Encumbrances, constitutes a valid, direct and first mortgage lien upon said properties, which include substantially all of the permanent physical properties and franchises of the Company (other than those expressly excepted). All permanent physical properties and franchises (other than those expressly excepted) acquired by the Company after the date of the Supplemental Indenture will, upon such acquisition, become subject to the lien of the Mortgage, subject, however, to such Excepted Encumbrances and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company and except as may be limited by bankruptcy law.

               (3) It will be necessary to record the Supplemental Indenture in all the Parishes in Louisiana in which the Company owns property and to file with the Recorder of Mortgages for the Parish of Orleans, Louisiana, a Louisiana Form UCC-3 amending UCC File No. 36-58323 to include the Supplemental Indenture before the liens created by the Supplemental Indenture become effective as to and enforceable against third parties. However, all permanent physical properties and franchises of the Company (other than those expressly excepted in the Mortgage) presently owned by the Company are subject to the lien of the Mortgage, subject to minor defects and Excepted Encumbrances of the character referred to in paragraph (2) hereof.

               (4) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except (i) as may be limited by the laws of the State of Louisiana, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, which laws do not, in my opinion, make inadequate remedies necessary for the realization of the benefits of such security, and
     (ii) as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to my knowledge, threatened by the Commission.

               (5) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and are entitled to the benefit of the security afforded by the Mortgage.

               (6) The statements made in the Prospectus under the captions "Description of the First Mortgage Bonds," insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents (including, without limitation, the lien of the Mortgage), constitute accurate summaries of the terms of such documents and of such benefits in all material respects.

               (7) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

               (8) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which I do not pass, the
     Registration Statements, at the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility upon which I do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statements have become, and on the date hereof are, effective under the Securities Act; and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statements has been issued and no proceedings for that purpose are pending or threatened under
     Section 8(d) of the Securities Act.

               (9) An appropriate order has been entered by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds by the Company; to the best of my knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Mortgage and the Underwriting Agreement.

               (10)  The issuance and sale by the Company of  the
     Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement and the Mortgage (a) will not violate any provision of the Company's Amended and Restated Articles of Incorporation or the Company's By-laws, as amended, (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to me (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of my knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

     In connection with the preparation by the Company of the Registration Statements and the Prospectus, I have had discussions with certain of the officers, employees, and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent certified public accountants of the Company who audited certain of the financial statements included or incorporated by reference in the Registration Statements. My examination of the Registration Statements and the Prospectus and the above-mentioned discussions did not disclose to me any information which gives me reason to believe that the Registration Statements, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to (i) the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statements or the Prospectus, (ii) the Statements of Eligibility or (iii) the information contained in the Prospectus under the caption "Book-Entry Only Securities."

     I have examined the portions of the information contained in the Registration Statements that are stated therein to have been made on my authority, and I believe such information to be correct. I have examined the opinions of even date herewith rendered to you by Thelen Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts and concur in the conclusions expressed therein insofar as they involve questions of Louisiana law.

     With respect to the opinions set forth in paragraphs (4) and
(5) above, I call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and the regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustees or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

     I am a member of the Louisiana Bar and do not hold myself out as an expert on the laws of any jurisdiction other than the State of Louisiana and the United States of America. As to all matters of New York law, I have relied, with your approval, upon the opinion of even date herewith addressed to you of Thelen Reid & Priest LLP.

     The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent, except that Thelen Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of Louisiana law in rendering their opinions required to be delivered under the Underwriting Agreement.

                              Very truly yours,



                              Denise C. Redmann
                              Senior Counsel-
                              Corporate and Securities

                                                        EXHIBIT B




            [Letterhead of Thelen Reid & Priest LLP]



                                                    May ___, 2000

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036


Ladies and Gentlemen:

     We,   together   with  Denise  C.  Redmann,   Esq.,   Senior
Counsel-Corporate and Securities of Entergy Services, Inc., have acted as counsel for Entergy Louisiana, Inc., a Louisiana corporation (the "Company"), in connection with the issuance and sale to you pursuant to the Underwriting Agreement, effective May 18, 2000 (the "Underwriting Agreement"), between the Company and you, of $150,000,000 aggregate principal amount of its First
Mortgage  Bonds,      8 1/2% Series due June 1, 2003 (the "Bonds"),
issued pursuant to the Company's Mortgage and Deed of Trust, dated as of April 1, 1944, with The Bank of New York (successor to Harris Trust Company of New York), as Corporate Trustee (the "Corporate Trustee"), and Stephen J. Giurlando (successor to Mark
F.   McLaughlin),  as  Co-Trustee,  as  heretofore  amended   and
supplemented   by   all   indentures   amendatory   thereof   and
supplemental thereto, and as it will be further amended and supplemented by the Fifty-fifth Supplemental Indenture, dated as of May 15, 2000 (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is being rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with:
(a) the Company's Amended and Restated Articles of Incorporation and the Company's By-Laws, as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statements and the Prospectus; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture and the Underwriting Agreement; and (f) the proceedings before and the order entered by the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by the Company. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except (i) as may be limited by the laws of the State of Louisiana, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, and (ii) as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and are entitled to the benefit of the security afforded by the Mortgage.

          (3) The statements made in the Prospectus under the captions "Description of the First Mortgage Bonds," insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (5) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the
     Registration Statements, at the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statements have become, and on the date hereof are, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statements has been issued and no proceedings for that purpose are pending or threatened under
     Section 8(d) of the Securities Act.

          (6) An appropriate order has been entered by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds by the Company; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Mortgage and the Underwriting Agreement.

     In passing upon the forms of the Registration Statements and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statements and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the preparation by the Company of the Registration Statements and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent certified public accountants of the Company who audited certain of the financial statements included or incorporated by reference in the Registration Statements. Our examination of the Registration Statements and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statements, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to (i) the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statements or the Prospectus, (ii) the Statements of Eligibility or (iii) the information contained in the Prospectus under the caption "Book-Entry Only Securities."

     With respect to the opinions set forth in paragraphs (1) and
(2) above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and the regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustees or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

     We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any other jurisdiction other than the State of New York and the United States of America. As to all matters of Louisiana law, we have relied upon the opinion of even date herewith addressed to you by Denise C. Redmann, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc. We have not examined into and are not passing upon matters relating to incorporation of the Company, titles to property, franchises or the lien of the Mortgage.

     The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Denise C. Redmann, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., may rely on this opinion as to all matters of New York law in rendering her opinion required to be delivered under the Underwriting Agreement.


                                   Very truly yours,



                                   THELEN REID & PRIEST LLP

                                                        EXHIBIT C



       [Letterhead of Winthrop, Stimson, Putnam & Roberts]



                                                     May __, 2000


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036


Ladies and Gentlemen:

     We have acted as counsel for you as the Underwriter of $150,000,000 aggregate principal amount of First Mortgage Bonds,
8 1/2% Series due June 1, 2003 (the "Bonds"), issued by Entergy Louisiana, Inc., a Louisiana corporation (the "Company"), under the Company's Mortgage and Deed of Trust, dated as of April 1, 1944, with The Bank of New York (successor to Harris Trust
Company of New York), as Corporate Trustee (the "Corporate Trustee"), and Stephen J. Giurlando (successor to Mark F. McLaughlin), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and
supplemented   by   all   indentures   amendatory   thereof   and
supplemental thereto, and as it will be further amended and supplemented by the Fifty-fifth Supplemental Indenture, dated as of May 15, 2000 (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"), pursuant to the Underwriting Agreement between you and the Company effective May 18, 2000 (the "Underwriting Agreement").

     We are members of the New York bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Denise C. Redmann, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., as to all matters of Louisiana law related to this opinion. We have reviewed said opinion and believe that it is satisfactory. We have also reviewed the opinion of Thelen Reid & Priest LLP required by Section 7(d) of the Underwriting Agreement, and we believe that said opinion is satisfactory.

     We have reviewed, and have relied as to matters of fact material to this opinion upon, the documents delivered to you at the closing of the transactions contemplated by the Underwriting Agreement, and we have reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to render this opinion. As to such matters of fact material to this opinion, we have relied upon representations and certifications of the Company in such documents and in the Underwriting Agreement, and upon statements in the Registration Statements. In such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the conformity to the originals of the documents submitted to us as certified or photostatic copies, the authenticity of the originals of such documents and all documents submitted to us as originals and the correctness of all statements of fact contained in all such original documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery of the Bonds by the Corporate Trustee and as to the authorization, execution and delivery of the Supplemental Indenture by the Corporate Trustee. We have not examined into, and are expressing no opinion or belief as to matters relating to, titles to property, franchises or the lien of the Mortgage. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by (i) the laws of the State of Louisiana, where the property covered thereby is located, affecting the remedies for the enforcement of the security purported to be provided for therein, (ii) bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law), and (iii) an implied covenant of reasonableness, good faith and fair dealing; and, to the best of our knowledge, the Mortgage is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or threatened by the Commission.

          (2) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) an implied covenant of reasonableness, good faith and fair dealing and are entitled to the benefit of the security purported to be afforded by the Mortgage.

          (3) The statements made in the Prospectus under the captions "Description of the Bonds" and "Description of the First Mortgage Bonds," insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4)    The   Underwriting  Agreement  has   been   duly
     authorized, executed and delivered by the Company.

          (5) An appropriate order has been issued by the Commission under the Holding Company Act, authorizing the issuance and sale of the Bonds by the Company, and to the best of our knowledge, such order is in full force and effect; and no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

          (6) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statements, at the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents filed with the Commission pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents, on the date filed with the Commission, complied as to form in all material respects with the applicable
     provisions   of   the  Exchange  Act,  and  the   applicable
     instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith. To the best of our knowledge, the Registration Statements have become, and on the date hereof are, effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statements has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

     In passing upon the form of the Registration Statements and the form of the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statements and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the preparation by the Company of the Registration Statements and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with counsel for the Company and with your representatives. Our review of the Registration Statements and the Prospectus and the above-mentioned discussions did not disclose to us any information that gives us reason to believe that the Registration Statements, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to (i) the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statements or the Prospectus or (ii) the Statements of Eligibility.

     With respect to the opinions set forth in paragraphs (1) and
(2) above, we call your attention to the fact that (i) Section 42 of the Mortgage provides that the Company will promptly record and file the Supplemental Indenture in such manner and in such places as may be required by law in order to fully preserve and protect the security of the bondholders and all rights of the Trustees and (ii) the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustees under the Mortgage or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

     This opinion is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.


                              Very truly yours,



                              WINTHROP, STIMSON, PUTNAM & ROBERTS

                                                        EXHIBIT D





            ITEMS CONTAINED IN EXCHANGE ACT DOCUMENTS
   PURSUANT TO SECTION 7(f)(iv) OF THE UNDERWRITING AGREEMENT
         FOR INCLUSION IN THE LETTER OF THE ACCOUNTANTS
                       REFERRED TO THEREIN




Caption                   Page     Item

Annual Report on Form 10-
K   for  the  year  ended
December 31, 1999

"SELECTED FINANCIAL  DATA 103      The   amounts   of   electric
- FIVE-YEAR COMPARISON"            operating    revenues     (by
                                   source) for the twelve  month
                                   periods  ended  December  31,
                                   1999, 1998 and 1997

Quarterly Report on  Form
10-Q  for  the  quarterly
period  ended  March  31,
2000

"SELECTED OPERATING       46       The   amounts   of   electric
RESULTS"                           operating    revenues     (by
                                   source)  for the three  month
                                   periods ended March 31,  2000
                                   and 1999